UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

Gladstone Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Gladstone Capital Corporation is filing this Current Report on Form 8-K to provide on a supplemental basis the unaudited financial information of one of its portfolio companies, Defiance Integrated Technologies, Inc. (“Defiance”), for Defiance’s fiscal years ended December 31, 2012 and 2011, pursuant to Rule 3-09 of Regulation S-X. The supplemental unaudited financial information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exhibit No.	Description

99.1	Unaudited Financial Information of Defiance Integrated Technologies, Inc. for its fiscal years ended December 31, 2012 and 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2013	GLADSTONE CAPITAL CORPORATION

	By:	/s/ Melissa B. Morrison
Melissa B. Morrison
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Financial Information of Defiance Integrated Technologies, Inc. for its fiscal years ended December 31, 2012 and 2011.